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                                                                   EXHIBIT 10.10


                             INFORMATICA CORPORATION

                       1996 FLEXIBLE STOCK INCENTIVE PLAN


        1.      ESTABLISHMENT, PURPOSE, AND DEFINITIONS.

               (a) There is hereby adopted the 1996 Flexible Stock Incentive Plan (the "Plan") of Informatica Corporation, a California corporation (the "Company").

               (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in Section 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates (as defined below) an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates (as defined below) an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates (as defined below).

               (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting the "Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

        2.      ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). References in this Plan to the "Committee" shall mean the Board if the Board has not delegated responsibility to a separate committee. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

               (b) In the event that the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the


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Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). None of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company or its Affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, or related rights of the Company or any of its Affiliates, other than pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this Section 2(b) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3.

               (c) The Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

               (d) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the participant's rights under an outstanding option shall not be made without the participant's written consent. The Committee may, with the participant's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

               (e) The Committee shall also determine which eligible individuals (as defined in Section 4, below) shall be issued Stock under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares to be granted. The Stock shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement"). The Committee may amend any Restricted Stock Purchase Agreement, but any amendment which would adversely affect the shareholder's rights to the Stock shall not be made without his or her written consent.

               (f) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

               (g) Without limitation of the foregoing, the Committee shall have the right, with the participant's consent, to accelerate the exercise date of any options

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issued pursuant to the Plan or terminate the restrictions applicable to any stock issued pursuant to the Plan.

        3.      STOCK SUBJECT TO THE PLAN.

               (a) An aggregate of not more than 827,250 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the participant and will thereafter not be available under the Plan.

               (b) If there is any change in the Stock subject to the Plan, a Stock Option Agreement, or a Restricted Stock Purchase Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, a Stock Option Agreement or a Restricted Stock Purchase Agreement.

        4.      ELIGIBLE INDIVIDUALS.

               (a) Individuals who shall be eligible to have granted to them the options, or Stock provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

        5.      THE OPTION PRICE.

               (a) The exercise price of the Stock covered by each incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Committee and shall be not less than 85% of the per share fair market value of such Stock on the date the option is granted. Notwithstanding the foregoing, in the case of a stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110% of the fair market value of the Stock on the

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date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

        6.      TERMS AND CONDITIONS OF OPTIONS.

               (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement (the "Stock Option Agreement") executed by the Company and the person to whom such option is granted.

               (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than 10 years and that, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

               (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

               (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it. Notwithstanding the foregoing, no option granted under the Plan may vest at less than the rate required by California Department of Corporations rules as in effect on the date of grant.

        7.      TERMS AND CONDITIONS OF STOCK PURCHASES AND BONUSES.

               (a) Each sale or grant of stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement executed by the Company and the person to whom such stock is sold or granted.

               (b) The Restricted Stock Purchase Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions. Notwithstanding the foregoing, no restricted stock purchase or restricted stock bonus granted under the Plan may vest at less than the rate required by the California Department of Corporations rules as in effect on the date of grant.

               (c) The purchase price of Stock sold hereunder pursuant to a Restricted Stock Purchase Agreement shall be the price determined by the Committee on the date the right to purchase Stock is granted; provided, however that (i) such price shall


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not be less than 85% of the per share fair market value of such Stock on the date the right to purchase Stock is granted and (ii) in the case of any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, such price shall be not less than 100% of the per share fair market value of such Stock at the time the right to purchase Stock is granted, or at the time the purchase is consummated.

        8.      USE OF PROCEEDS.

               (a) Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

        9.      AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN.

               (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's shareholders, and provided further that, except as provided in Section 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:

                        (i) To increase the maximum number of shares subject to
                incentive stock options issued under the Plan; or

                        (ii) To change the designation or class of persons
                eligible to receive incentive stock options under the Plan.

               (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on July 23, 2006 unless previously terminated by the Board pursuant to this Section 9.

        10.     ASSIGNABILITY.

               (a) Each option granted pursuant to this Plan shall, during participant's lifetime, be exercisable only by participant, and neither the option nor any right hereunder shall be transferable by participant by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement shall be transferable only as provided in such Agreement.

        11.     PAYMENT UPON EXERCISE OF OPTIONS.

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               (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, certified check or wire transfer; provided, however, that the Committee, in its sole discretion, may permit a participant to pay the option price in whole or in part (i) with shares of Stock owned by the participant; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the participant's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by a participant of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

               (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to participant shares of Stock having a value equal to the exercise price, the Committee may, in its sole discretion, issue participant an additional option, entitling participant to purchase additional Stock in an amount equal to the number of shares so retained.

        12.     WITHHOLDING TAXES.

               (a) No Stock shall be granted or sold under the Plan to any participant, until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing or restriction on Stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the participant or requiring the participant to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

               (b) In the event that such withholding is satisfied by the Company or the participant's employer retaining from the shares of Stock otherwise to be issued to participant shares of Stock having a value equal to such withholding tax, the Committee may, in its sole discretion, issue participant an additional option, entitling participant to purchase additional Stock in an amount equal to the number of shares so retained.

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        13.     RESTRICTIONS ON TRANSFER OF SHARES.

               (a) The Stock acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

        14.     SHAREHOLDER APPROVAL.

               (a) This Plan shall only become effective with regard to incentive stock options upon its approval by a majority of the shareholders within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to such approval by the shareholders, but until shareholder approval of the Plan is obtained, no incentive stock option shall be exercisable. Any nonqualified stock option that is exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted.

        15.     INFORMATION TO PLAN PARTICIPANTS.

               (a) The Company shall provide, at least annually, to each Plan participant, during any period for which said participant has one or more options or shares acquired pursuant to the Plan outstanding, copies of financial statements of the Company issued during said period.


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                             INFORMATICA CORPORATION

                       1996 FLEXIBLE STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

               This Agreement is made as of ____________, 199__, between Informatica Corporation, a California corporation (the "Company") and ________________________ ("Optionee").

                                    RECITALS:

               WHEREAS, the Company has adopted the 1996 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

               WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

               1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option.

               2. Option Price. The purchase price of the Stock subject to this option shall be $__________ per share, which price is not less than the per share fair market value of such Stock as of _______________ (the "Grant Date") as determined by the Board of Directors of the Company or a committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.



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               3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of Section 5. The Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate (the "Termination Date") ten years from the Grant Date; provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

               4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

                        (a) Termination of Employment. If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subsections (c) and (d)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under
Section 5 on the date of Optionee's cessation of employment.

                        (b) Death. If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under
Section 5 on the date of Optionee's death.

                        (c) Disability. If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment. OPTIONEE UNDERSTANDS THAT EXERCISE OF THE OPTION, IF OPTIONEE'S EMPLOYMENT IS TERMINATED BY REASON OF DISABILITY THAT IS NOT DEEMED TOTAL AND PERMANENT DISABILITY WITHIN THE MEANING OF SECTION 22(E)(3) OF THE CODE, MORE THAN 90 DAYS AFTER TERMINATION WILL RESULT IN THE DISQUALIFICATION OF THIS OPTION AS AN INCENTIVE STOCK OPTION FOR TAX PURPOSES.

                        (d) Leave of Absence. If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

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               5. Vesting of Right to Exercise Options. Subject to other
limitations contained in this Agreement, the Optionee shall have the right to exercise the options in accordance with the following schedule:

                        (i) As to _____% of the number of shares covered by this Agreement at any time after __________ from the date of this Agreement;

                        (ii) As to an additional 1/48 of the number of shares covered by this Agreement, on the last day of each month thereafter until the option is fully exercisable.

               Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

               6. Method of Exercise. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                        (a) Delivery of Written Notice and Option Price. By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, a certified check, or wire transfer payable to the order of the Company in lawful money of the United States; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) shares of Stock valued on the date of exercise at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

                        (b) Execution of Agreements. Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through

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exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

                        (c) Investment Representations. If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

                        (d) Delivery of Certificates. As soon as practicable after receipt of the notice required in Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 1200 Chrysler Drive, Menlo Park, CA 94025, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

               7. Corporate Transactions.

                        (a) Definition. For purposes of this Section 7, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                                (i) a merger or consolidation in which the
 Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;


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                                (ii) the sale, transfer or other disposition of
all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                                (iii) any merger in which the Company is the
surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the surviving entity (by virtue of their shares in the Company held immediately prior to such transaction) representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                        (b) Effect. In the event of any Corporate Transaction, this option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

               8. Adjustments for Changes in Stock. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company (except for a Corporate Transaction described in Section 7), the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this
Section 8 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

               9. Limitations on Transfer of Option. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.


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               10. No Shareholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

               11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               12. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 1200 Chrysler Drive, Menlo Park, CA 94025, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, express or certified and deposited (postage or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

               13. Lock-Up Agreement.

                        (a) Agreement. Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

                        (b) Permitted Transfers. Notwithstanding the foregoing,
Section 13(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common

Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 13 hereof. For the purposes of this Section, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                        (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

               14. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

               15. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

               16. Early Dispositions.

                        (a) Loss of ISO Treatment. OPTIONEE UNDERSTANDS THAT ANY DISPOSITION OF ANY SHARES ACQUIRED BY EXERCISE OF THIS OPTION OCCURRING WITHIN TWO (2) YEARS FROM THE GRANT DATE OR WITHIN ONE (1) YEAR FROM THE DATE OPTIONEE PURCHASED SUCH SHARES BY EXERCISE OF THIS OPTION MAY HAVE ADVERSE TAX CONSEQUENCES. UNDER SUCH CIRCUMSTANCES, OPTIONEE IS ADVISED TO CONSULT A TAX ADVISOR.

                        (b) Notification Requirement. Optionee agrees, as partial consideration for the designation of this option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date Optionee purchased such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of income and employment taxes as a result of an early disposition, Optionee acknowledges that it will be required to satisfy the amount of such withholding in a manner that the Company prescribes.

               17. Restrictive Legends. All certificates for shares of the Stock shall bear the following legends, in addition to any other legends required by applicable state securities law and securities commissioners:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE BYLAWS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

                "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE

                SHARES BY THE REGISTERED HOLDER HEREOF MADE WITHIN ONE YEAR OF THE EXERCISE OF SUCH OPTION AND WITHIN TWO YEARS OF THE DATE OF GRANT OF SUCH OPTION. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

               18. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

               19. Copy of Plan. Optionee hereby acknowledges receipt of a copy of the Plan.

               IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

INFORMATICA CORPORATION                        OPTIONEE
a California corporation


By
   ------------------------------              --------------------------------
   ________________, President

                                               Address:
                                                       -------------------------
                                                       -------------------------

                                  ATTACHMENT A

                                CONSENT OF SPOUSE


               I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Informatica Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:                               By:
      --------------------              ---------------------------------

                             INFORMATICA CORPORATION

                       1996 FLEXIBLE STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

               This Agreement is made as of ____________, 199__ between Informatica Corporation, a California corporation (the "Company") and _________________________ ("Optionee").

                                    RECITALS:

               WHEREAS, the Company has adopted the 1996 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

               WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

               1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") nor to qualify as an incentive stock option.

               2. Option Price. The purchase price of the Stock subject to this option shall be $__________ per share, which price is not less than eighty five percent of the per share fair market value of such Stock as of _____________ (the "Grant Date") as determined by the Board of Directors of the Company or a committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.

               3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of Section 4 and the vesting provisions of Section 5. The

Option Period shall commence on the Grant Date and except as provided in Section 4, shall terminate (the "Termination Date") ten years from the Grant Date.

               4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:

                        (a) Termination of Employment. If Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subsections (c) and (d)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under
Section 5 on the date of Optionee's cessation of employment.

                        (b) Death. If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under
Section 5 on the date of Optionee's death.

                        (c) Disability. If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under Section 5 on the date of Optionee's cessation of employment.

                        (d) Leave of Absence. If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate except as the Committee may otherwise expressly provide.

               5. Vesting of Right to Exercise Options. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the options in accordance with the following schedule:

                        (i) As to ____% of the number of shares covered by this Agreement on, at any time after __________ from the date of this Agreement;

                        (ii) As to an additional ____% of the remaining number of shares covered by this Agreement, on the last day of each month thereafter until the option is fully exercisable.

               Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

               6. Method of Exercise. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

                        (a) Delivery of Written Notice and Option Price. By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, a certified check, or wire transfer payable to the order of the Company in lawful money of the United States; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) shares of Stock valued on the date of exercise at fair market value; or (iv) if authorized for Optionee by the Committee, notes. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

                        (b) Execution of Agreements. Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

                        (c) Investment Representations. If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

                        (d) Delivery of Certificates. As soon as practicable after receipt of the notice required in Section 6(a) and satisfaction of the conditions set forth in Sections 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 1200 Chrysler Drive, Menlo Park, CA 94025, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

               7. Corporate Transactions.

                        (a) Definition. For purposes of this Section 7, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                                (i) a merger or consolidation in which the
Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                                (ii) the sale, transfer or other disposition of
all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                                (iii) any merger in which the Company is the
surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the surviving entity (by virtue of their shares in the Company held immediately prior to such transaction) representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                        (b) Effect. In the event of any Corporate Transaction, this option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

               8. Adjustments for Changes in Stock. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company (except for a Corporate Transaction described in Section 7), the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this
Section 8 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

               9. Limitations on Transfer of Option. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

               10. No Shareholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

               11. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

               12. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 1200 Chrysler Drive, Menlo Park, CA 94025, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, express or certified and deposited (postage or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

               13. Lock-Up Agreement.

                        (a) Agreement. Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

                        (b) Permitted Transfers. Notwithstanding the foregoing,
Section 13(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 13 hereof. For the purposes of this Section, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                        (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

               14. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

               15. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

               16. Restrictive Legends. All certificates for shares of the Stock shall bear the following legends, in addition to any other legends required by applicable state securities law and securities commissioners:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE BYLAWS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

               17. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

               18. Copy of Plan. Optionee hereby acknowledges receipt of a copy of the Plan.

               IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.

INFORMATICA CORPORATION                        OPTIONEE
a California corporation

By
   ----------------------------                --------------------------------

    ________________, President



                                               Address:
                                                       -------------------------

                                                       -------------------------

                                  ATTACHMENT A



                                CONSENT OF SPOUSE





               I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of Informatica Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.







Dated:                                  By:
      ----------------------               -------------------------------------

               INCENTIVE (NONQUALIFIED) STOCK OPTION EXERCISE FORM



---------------
    (date)

                                     _____   Incentive Stock Option Exercise
                                     _____   Nonqualified Stock Option Exercise

     I hereby notify Informatica Corporation (the "Company") that I elect to exercise the following stock options to purchase the number of shares (the "Stock") indicated pursuant to the Company's 1996 Flexible Stock Incentive Plan (the "Plan"):

     GRANT               # OF              PRICE/             TOTAL OPTION PRICE
      DATE              SHARES              SHARE              (EXCLUDING TAXES)
     -----              ------             ------              -----------------

-----------------   ---------------       ----------     ------------------------------

-----------------   ---------------       ----------     ------------------------------

-----------------   ---------------       ----------     ------------------------------
                    Total:                               Total  $
----------------    ---------------       ----------     ------------------------------


     Concurrently with the delivery of this Exercise Form to the Company, I shall hereby pay to the Company the Total Option Price for the stock purchased in accordance with the provisions of my agreement with the Company evidencing the option(s) specified above (the "Stock Option Agreement"). Furthermore, I understand that any taxes which may be due at the time of this exercise will be calculated and added to the Total Option Price listed above.

     The payment of the Total Option Price will be made by delivery of:

a)   _____  Cash, Certified Check or Wire Transfer.

b) _____ Shares of the Company's stock valued at fair market value (if approved by the Board of Directors of the Company or a committee designated by such Board).

c) _____ Execution of a secured promissory note and stock pledge agreement for $___________ (if approved by the Board of Directors of the Company or a committee designated by such Board). I hereby consent to monthly payroll deductions in the amount of the monthly payments due under the note until the note has been paid in full.

     Please note the following:

     _____ Yes I wish to have taxes withheld at the following rate (above any minimum required):

                    Federal _______%         State ________%

b) _____ No I do not wish to have taxes withheld above the minimum required (if any).

                           Investment Representations

a) I understand that this sale of the Stock is made in reliance upon the following representation to the Company that the Stock to be received by me will be acquired for investment for my own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

b)   I hereby represent that I am a resident of the state of ______________.


c) I hereby represent that I have received a copy of the Plan and understand the restrictions imposed on the Stock I am purchasing, including but not limited to, the Company's right of first refusal under the terms of the Company's Bylaws.

d) I understand that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, I am aware that the Stock may not be sold pursuant to Rule 144 ("Rule 144") or Rule 701 ("Rule 701") promulgated under the Securities Act unless all of the conditions of those Rules are met. In the event that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (which would most likely result from a public offering of the Company's securities), the Stock may be resold ninety days thereafter under Rule 701 by persons other than affiliates of the Company in a "broker's transaction" or in a transaction directly with a "market maker" as those terms are defined in the securities laws. (I understand that I may not be permitted to sell the Stock at such time pursuant to a lock-up agreement contained in my Stock Option Agreement.) Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. I represent that, in the absence of an effective registration statement covering the Stock, I will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with the representations set forth herein.

e) I agree that in no event will I make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) I have notified the Company of the proposed disposition and have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer is made in accordance with the provisions of the Plan and the Agreement and (iii) if requested by the Company, at my expense or the expense of the transferee, I shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

Signature of Optionee           ________________________________________

Please print
Optionee's Name:                ________________________________________

Address:                        ________________________________________

                                ________________________________________

                                ________________________________________


Social Security Number:         ________________________________________

                             INFORMATICA CORPORATION

                       1996 FLEXIBLE STOCK INCENTIVE PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT


               THIS AGREEMENT is entered into as of the ____ day of ______________, 199__, between Informatica Corporation, a California corporation (the "Company"), and _________________________ (the "Recipient").


                                    RECITALS:


               WHEREAS, the Company has adopted the 1996 Flexible Stock Incentive Plan (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it; and

               WHEREAS, the Company regards Recipient as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its shareholders to sell the Stock (as defined below) to the Recipient as a reward for past efforts and an incentive for continued service with the Company or its Affiliates (as defined in the Plan) and increased achievements in the future by Recipient;

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

               1. Restricted Stock Purchase. Contemporaneously with the execution of this Agreement, the Company will issue to Recipient ____________ shares of Common Stock of the Company (the "Stock") for a consideration of $_______ per share ("Purchase Price"). Payment for the Stock in the amount of the Purchase Price multiplied by the number of shares issued hereunder, $__________, shall be made to the Company upon execution of this Agreement. Such payments shall be made in cash, certified check or wire transfer acceptable to the Board of Directors of the Company (the "Board") or a committee designated by it to administer the Plan (the "Committee"). Payment may also be made by a promissory note, in the form attached hereto as Exhibit A. In the event of a purchase by promissory note, Recipient shall pledge the Stock as security for the promissory note pursuant to a security agreement in the form attached hereto as Exhibit B. All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a shareholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes.

               2. Repurchase Right.

                  (a) Transfer Restrictions. No Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient in contravention of this
Section 2 hereof other than by will or the laws of descent and distribution (the "Permitted Transfers"). Except for Permitted Transfers, no Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 3 hereof, and such Stock shall constitute "Non-Vested Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 shall be null and void and shall be disregarded by the Company.

                  (b) Repurchase Right. Non-Vested Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Right"). The Repurchase Right shall be subject to the following terms and conditions. In the event of the voluntary or involuntary termination of employment of Recipient with the Company for any reason, with or without cause (including death or disability) or a Corporate Transaction (as defined below), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of three months from such date to repurchase any or all of the Non-Vested Stock from Recipient or any person receiving the Non-Vested Stock by operation of law or other involuntary transfer, at the original Purchase Price for the Non-Vested Stock.

                  (c) Exercise of Repurchase Right. The Repurchase Right shall be exercised by written notice by the Company to Recipient or his or her executor and, at the Company's option, (i) by delivery to the Recipient or his or her executor, with such notice, of a check in the amount of the original Purchase Price for the Non-Vested Stock being repurchased (the "Repurchase Amount"), or (ii) in the event the Recipient is indebted to the Company for all or a portion of the Repurchase Amount, by cancellation by the Company of an amount of such purchase money indebtedness equal to the Repurchase Amount for the Stock being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Repurchase Amount. Upon delivery by the Company of such notice and payment of the Repurchase Amount in any of the ways described above, the Company shall become the legal and beneficial owner of the Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Stock being repurchased by the Company, without further action by Recipient.

                  (d) Assignment of Repurchase Right. The Repurchase Right may be assigned by the Company to any third party, provided that in the event the aggregate Purchase Price of the Stock being assigned is less than the fair market value of such Stock at the time of assignment, the assignee shall pay to the Company upon assignment cash equal to the difference between the aggregate Purchase Price and such fair market value.

                  (e) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Stock remains subject to any Repurchase Right of the Company pursuant to this Section 2, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Stock may be held for an additional period if subject to a Security Agreement as provided in this Agreement. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

               3. Vesting. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer Non-Vested Stock subject to repurchase at the original Purchase Price set forth in Section 2. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Non-Vested Stock until the Recipient becomes vested in the entire share. The Stock subject to this Agreement shall vest in accordance with the following schedule:

                  (a) As to ___% of the number of shares covered by this Agreement, at any time after _______________ from the date of this Agreement.

                  (b) As to an additional ___% of the remaining number of shares covered by this Agreement, on the last day of each month thereafter until the Stock is fully vested.

               4. Corporate Transactions.

                  (a) Definition. For purposes of this Section 6, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                              (i) a merger or consolidation in which the Company
               is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                              (ii) the sale, transfer or other disposition of
               all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                              (iii) any merger in which the Company is the
               surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company) securities of the surviving entity held immediately prior to such transaction representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                  (b) Effect. In the event of any Corporate Transaction, any Non-Vested Stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to restricted stock providing substantially equal value and having substantially equivalent provisions as such Non-Vested Stock.

               5. Additional Securities. The term "Stock" also refers to all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock (hereinafter called "Additional Securities"). Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. All Stock shall be subject to the restrictions contained in this Agreement.

               6. Investment Representations.

                  (a) Investment Representations. This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by the Recipient will be acquired for investment for his or her own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) Availability of Exemptions. The Recipient understands that the Stock is not registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein.

                  (c) Restrictions on Transfer. The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock may not be sold pursuant to Rule 144 ("Rule 144") or Rule 701 ("Rule 701") promulgated under the Securities Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 6(d) hereof.

                  (d) Procedure for Transfer. The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer is made in accordance with the provisions of Section 2 and Section 3 above and (iii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

               7. Legends; Stop Transfer.

                  (a) Required Legends. All certificates for shares of the Stock shall bear the following legends:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY, AS PROVIDED IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, AND THE BYLAWS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

                  (b) Additional Legends. The certificates for shares of the Stock shall also bear any legend required by any applicable state securities law.

               8. Lock-Up Agreement.

                  (a) Agreement. Recipient, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock of the Company (the "Common Stock") or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Recipient further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Recipient acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 8.

                  (b) Permitted Transfers. Notwithstanding the foregoing,
Section 8(a) shall not prohibit Recipient from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Agreement, either during Recipient's lifetime or on death by will or intestacy to Recipient's immediate family or to a trust the beneficiaries of which are exclusively Recipient and/or a member or members of Recipient's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 8 hereof. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                  (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 8(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 8 may not be amended or waived except with the consent of the Lead Underwriter.

               9. NO EMPLOYMENT RIGHTS. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS AFFILIATES, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY, OR ANY OF ITS AFFILIATES, TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

               10. Section 83(b) Election. Recipient hereby represents that he or she understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) of such code to the purchase of Stock by Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b) of such code and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further represents that he or she intends to file an election pursuant to Section 83(b) of such code, the form of which election is attached hereto as Exhibit D, with the Internal Revenue Service within thirty (30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient's state of residency. Recipient shall provide the Company with a copy of any timely 83(b) Election. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement and the Plan or at the time withholding is otherwise required by any applicable law, pay the Company (or the Affiliate that employs Recipient) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

               11. Withholding. Recipient agrees to withholding of shares from exercise of the rights under this Agreement for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements.

               12. Distributions. The Company shall disburse to Recipient all dividends, interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to Stock and Additional Securities, less any applicable federal or state withholding taxes.

               13. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

               14. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by express or certified mail, postage prepaid, addressed to the party to be served as follows:

        Company:             Informatica Corporation
                             1200 Chrysler Drive
                             Menlo Park, CA  94025
                             Attn:  Secretary

        Recipient:           At Recipient's address as it appears under
                             Recipient's signature to this Agreement, or to such other address as Recipient may specify in writing to the Company

Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section.

               15. Committee Decisions Conclusive. All decisions of the Committee arising under the Plan or under this Agreement shall be conclusive.

               16. Spousal Consent. Recipient shall cause his or her spouse to execute the Consent of Spouse attached hereto as Exhibit E concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

               17. California Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California.

               18. Copy of Plan. Recipient hereby acknowledges receipt of a copy of the Plan.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.


                                       INFORMATICA CORPORATION
                                       a California corporation



                                       By  _____________________________________


                                       Its  ____________________________________


                                       Recipient:


                                       _________________________________________
                                                        [Name]

                                       Address:


                                       _________________________________________

                                       _________________________________________

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE



$________                                                                 [Date]

               FOR VALUE RECEIVED, the undersigned [name] , an individual residing at [address] ("Maker"), hereby promises to pay to __________________, a California corporation ("Payee"), on the earlier of (i) ______________ or (ii) the date Maker ceases to be an employee of Payee, for any reason, the principal sum of ________________ Dollars ($______), in lawful money of the United States of America and in immediately available funds, plus interest from the date hereof at the rate of _____ percent (__%) per annum, payable in arrears on [each of] __________ [,__________, __________ and __________] provided however, that the last said installment shall be in an amount necessary to repay in full the unpaid principal and interest hereof.

               Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

               This Promissory Note is secured by that certain Security Agreement of even date herewith between Maker and Payee, and Payee is entitled to all the benefits provided in the Security Agreement.

               (i) Prepayments. Maker shall have the right to prepay any and all amounts owed under this Note in full or in part at any time without notice and without penalty, premium or bonus.

               (ii) Events of Default and Remedies. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                      (a) Maker fails to pay any installment of principal or interest under this Note when the same becomes due in accordance with the terms hereof or otherwise fails to perform its obligations under this Note or the Security Agreement.

                      (b) Maker (i) becomes insolvent or bankrupt, commits any act of bankruptcy, generally fails to pay its debts as they become due, (ii) makes an assignment for the benefit of its creditors, or (iii) enters into any agreement for the composition, extension, or readjustment of all or substantially all of his or her obligations, or any proceeding is commenced either by Maker or against Maker under bankruptcy or insolvency laws or a receiver is appointed for all or substantially all of Maker's property.

                      (c) Maker ceases to be an employee of Payee for any reason.

                      Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note (including accrued interest) shall, at the option of the Payee and without notice or demand of any kind to Maker or any other person, immediately become due and payable, and Payee shall have and may exercise any and all rights and remedies available to it at law or in equity.

               (iii) Attorneys' Fees and Costs. Maker promises to pay on demand all reasonable out-of-pocket costs of and expenses of Payee in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees incurred in connection therewith, whether or not any lawsuit is ever filed with respect thereto.

               (iv) Miscellaneous.

                      (a) Waiver. Maker waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Maker. The pleading of any statute of limitations as a defense to any demand against Maker is expressly waived by Maker to the full extent permitted by law.

                      (b) Setoff. The obligation to pay Payee shall be absolute and unconditional and the rights of Payee shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Payee to Maker.

                      (c) Governing Law. This Note shall be construed and enforced in accordance with the laws of the state of California, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction.

               IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.


                                       MAKER

                                       _________________________________________
                                       [Name]

                                    EXHIBIT B

                               SECURITY AGREEMENT



               THIS SECURITY AGREEMENT is made and entered into as of this ____ day of ______________, 199__, by and between Informatica Corporation, a California corporation ("Secured Party"), and , an individual residing at ("Debtor").

               In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

               1. Definitions. The following terms have the following meanings:

                      (a) The term "Collateral" shall mean (i) ___________ shares of Common Stock in Secured Party owned by Debtor and (ii) all Proceeds (as defined below) of the foregoing shares. For purposes of this Security Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                      (b) The term "Obligations" shall mean all obligations of Debtor to Secured Party pursuant to that certain Secured Promissory Note in the original principal amount of $______ of even date herewith (the "Note") evidencing the indebtedness of Debtor to Secured Party.

                      (c) The term "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

                      (d) Capitalized terms used herein shall have the meaning set forth in the UCC unless otherwise set forth herein.

                      (e) The term "Event of Default" shall have the meaning set forth in the Note.

               2. Grant of Security Interest. As security for prompt and complete payment and performance under the Obligations, Debtor hereby assigns, conveys, grants, pledges and transfers to and creates in favor of Secured Party a security interest in the Collateral, including all accessions to, substitutions and replacements for the foregoing. Debtor shall, upon execution of this Security Agreement, and of the Note as Maker (as such term is defined in the Note), deliver all certificates representing the Collateral together with a stock power executed in blank by Debtor and Debtor's spouse with respect to such stock certificates to the Secretary of Secured Party to be held in escrow until full satisfaction of Debtor's obligations hereunder and under the Note with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Security Agreement and the Note. In the event that the proceeds from the disposition of the Collateral are insufficient to fully satisfy the amounts due and owing under the Note, Debtor shall, subject to the limitations set forth in the UCC, be liable for any deficiency.

               3. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

                      (a) Title. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests or encumbrances of any kind whatsoever.

                      (b) Transfer of Collateral. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice.

                      (c) Perfection. Debtor shall, upon demand, do all such acts as Secured Party may reasonably request to establish and maintain a perfected security interest in the Collateral, including, without limitation, executing a financing statement in the form prescribed by the California Secretary of State.

                      (d) Authority. Debtor has the power and authority to make this pledge and to perform his obligations hereunder.

               4. Remedies. Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Note shall, at the option of the Payee (as defined in the Note) and without notice or demand of any kind to Debtor or any other person, immediately become due and payable, and Secured Party may proceed to exercise any and all of the rights and remedies of a secured party under the UCC and any other remedies available at law or in equity, with respect to the Collateral.

               5. Cumulative Rights. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

               6. Continued Rights of Maker. Without diminishing the rights and security interests granted hereunder, so long as no default exists hereunder or under the

Note, Maker (as defined in the Note) may use, take advantage of and have all of the benefits of the Collateral (including, but not limited to, the right to vote and to receive dividends), but not including the right, without Secured Party's prior written consent, to sell or transfer the Collateral. Secured Party, in Secured Party's sole discretion, may terminate and revoke the rights of Maker described in the foregoing clauses (i) and (ii) upon any default hereunder or an Event of Default under the Note. Any attempted sale or transfer of the Collateral not otherwise consented to by Secured Party in writing are void and of no force or effect.


               7. Waiver. Any forbearance or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

               8. Term and Release. Subject to the terms of the Note, the grant of security interest in the Collateral shall continue until the payment of all indebtedness secured hereby. Subject to the terms of the Note, the Collateral shall be released from this pledge upon payment in full of Debtor's obligations to Secured Party.

               9. Invalidity of Particular Provisions. Debtor and Secured Party agree that the enforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

               10. Successors or Assigns. Debtor and Secured Party agree that all of the terms of this Agreement shall be binding on their respective successors and assigns, and that the term "Debtor" and the term "Secured Party" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

               11. Governing Law. This Agreement shall be interpreted and governed under the laws of the State of California.

               12. Notice. Any written notice, consent or other communication provided for in this Agreement must be in writing and will be served effectively upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight (48) hours after deposit in certified United States mail, postage prepaid, sent to the party at its address appearing below:

Secured Party:



Debtor:




Such addresses may be changed by written notice given as provided herein.

               13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instruments.


               IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first above written.



                                       SECURED PARTY



                                       By:_____________________________________



                                       DEBTOR


                                       _________________________________________
                                                        [Name]

                                    EXHIBIT C

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



               FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto Informatica Corporation, a California corporation (the "Company"), __________________ (__________) shares of the Common Stock of the Company, standing in his or her name on the books of ________________, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock in the books of _____________ with full power of substitution.



DATED: ________________, 199__



                                       _________________________________________
                                       (Signature)

                                       _________________________________________
                                       (Printed Name)

                                    EXHIBIT D

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


               The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 19__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

               1. The name, address, taxpayer identification number and taxable year of the undersigned are:

               TAXPAYER'S NAME:
               SPOUSE'S NAME:

               TAXPAYER'S SOCIAL SECURITY NO.:
               SPOUSE'S SOCIAL SECURITY NO.:

               TAXABLE YEAR:  Calendar Year 19__

               ADDRESS:



               2. The property which is the subject of this election is: ______ shares of common stock of ___________________.

               3. The property was transferred to the undersigned on ______________, 19___.

               4. The property is subject to the following restriction:
____________________________.

               5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $____________.

               6. The undersigned paid $________ per share x _______ shares for the property transferred or a total of $__________.

               The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

               The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under California law.



Dated:_________________________        _________________________________________
                                                        Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:_________________________        _________________________________________
                                                   Spouse of Taxpayer

                                    EXHIBIT E

                                CONSENT OF SPOUSE



               I, _____________________, spouse of __________________, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of Informatica Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated:_________________________        By:______________________________________
                                                       [Signature]

                                       _________________________________________
                                                       [Printed Name]